SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to I 240.14a- I I (c) or i 240.14a- 12
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

                            EZCONY INTERAMERICA INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-1 1.
         1)     Title of each class of securities to which transaction applies:
         2)     Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)
         4)     Proposed maximum aggregate value of transaction:
         5)     Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)    Amount Previously Paid:
         2)    Form, Schedule or Registration Statement No.:
         3)    Filing Party:
         4)    Date Filed:

                            EZCONY INTERAMERICA INC.
                               CRAIGMUIR CHAMBERS
                                   P.O. BOX 71
                               ROAD TOWN, TORTOLA
                             BRITISH VIRGIN ISLANDS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1999

To the Shareholders of
Ezcony Interamerica Inc.:

  The Annual Meeting of the Shareholders of Ezcony Interamerica Inc. (the "Company") will be held at the offices of Adorno & Zeder, P.A., Suite 1600, 2601 South Bayshore Drive, Miami, Florida on Tuesday, June 8, 1999 at 2:00 p.m. local time for the following purposes:

  1. To elect a board of six directors to serve until the Annual Meeting of Shareholders to be held in 2000.

  2. To ratify the appointment of McClain & Company as independent auditors.

  3. Transacting such other business as may properly come before the meeting and any adjournments thereof.

  This Annual Meeting is a General Meeting of the Company in accordance with its Articles of Association, and Members of the Company as defined in such Articles of Association are designated as "shareholders" in this Notice and in the accompanying Proxy Statement.

  Shareholders of record at the close of business on May 7, 1999, will be entitled to have notice of and vote at the Annual Meeting.

  Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                             By Order of the Board of Directors

                                             /S/ EZRA COHEN
                                             ----------------------------------
                                             Ezra Cohen
                                             President

May 17, 1999

                            EZCONY INTERAMERICA INC.
                               CRAIGMUIR CHAMBERS
                                   P.O. BOX 71
                               ROAD TOWN, TORTOLA
                             BRITISH VIRGIN ISLANDS

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 8, 1999

                             SOLICITATION OF PROXIES

  The enclosed proxy is solicited by the Board of Directors of Ezcony Interamerica Inc. (the "Company") for use at the Annual Meeting of the Company's Shareholders to be held at the offices of Adorno & Zeder, P.A., Suite 1600, 2601 South Bayshore Drive, Miami, Florida, on Tuesday, June 8, 1999, at 2:00 p.m. local time and at any adjournments or postponements thereof. Whether or not you expect to attend the Annual Meeting in person, please return your executed proxy in the enclosed pre-addressed envelope and the shares represented thereby will be voted in accordance with your wishes. A quorum for the Annual Meeting will exist if not less than 50% of the issued and outstanding Common Shares of the Company are present at the Annual Meeting in person or by proxy. The first mailing of the Company's proxy materials to shareholders occurred on or about May 7, 1999. The costs of proxy solicitation will be borne by the Company.

                              REVOCABILITY OF PROXY

  If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary to the Company in writing, provided that your notice of revocation is actually received by the Secretary prior to the voting of the proxy.

                                   RECORD DATE

  Shareholders of record at the close of business May 7, 1999, will be entitled to vote at the Annual Meeting.

                         ACTIONS TO BE TAKEN UNDER PROXY

  Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Ezra Cohen and Ezra Homsany Gateno, or either of them, will vote:

  (1) FOR the election of the six persons named herein as nominees for directors of the Company to hold office until the Annual Meeting of the Company's shareholders next ensuing after their election and until their successors have been duly elected and qualified or their earlier resignation or removal;

  (2) FOR the ratification of the appointment of McClain & Company, L.C.. as the Company's independent auditors for the year ending December 31, 1999, and

  (3) According to their judgement on the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  Should any nominee herein for election as director become unavailable to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors unless the Board decides to reduce the number of directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  On May 7, 1999, there were 4,510,000 Common Shares, no par value, outstanding. Each share is entitled to one vote.

  The following table sets forth information, as of May 7, 1999, regarding all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Shares.


                  NAME                  NUMBER OF SHARES       PERCENT OF CLASS
-------------------------------------------------------------------------------

Moises Ezra Cohen                        828,110(1)                40.5%
Ave. Manuel Dominador Bazan,
Edif. C9, Local #15
Zona Libre de Colon
Colon, Republic of Panama

Moises Homsany                           900,000                   20.0%
Ave. Manuel Dominador Bazan,
Edif. C9, Local #15
Zona Libre de Colon
Colon, Republic of Panama

Ezra Cohen                               270,514(2)                 5.8%
7620 N.W. 25th St., Unit 5
Miami, Florida 33122

David Djemal                             261,900(3)                 5.7%
Ave. Manuel Dominador Bazan,
Edif. C9, Local #15
Zona Libre de Colon
Colon, Republic of Panama

Daniel Homsany                           261,900(3)                 5.7%
Ave. Manuel Dominador Bazan,
Edif. C9, Local #15
Zona Libre de Colon
Colon, Republic of Panama
-------------------------------------------------------------------------------

(1)Includes options to purchase 5,000 shares.
(2)Includes options to purchase 192,140 shares
(3)Includes options to purchase 101,290 shares.

  Other than as set forth above, to the best of knowledge of the Board of Directors, no person owns more than 5% of the outstanding Common Shares of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth, as of May 7, 1999, the beneficial ownership of Common Shares by all current directors of the Company, all persons nominated to become directors, all executive officers named in the "Executive Compensation" section of this Proxy Statement, and by all directors and executive officers as a group.

                    NAME                   NUMBER OF SHARES     PERCENT OF CLASS
--------------------------------------------------------------------------------
Ezra Cohen                                     270,514(1)               5.75%
Moises Ezra Cohen                            1,828,110(2)              40.49%
David Djemal                                   261,900(3)               5.68%
Michael G. Dowling                              15,000(4)                  *
Ezra Homsany Gateno                            197,734(5)               4.22%
Daniel Homsany                                 261,900(3)               5.68%
Enrique P. Lacs                                 74,507(6)               1.63%
Leonard J. Sokolow                              10,000(7)                  *
All current directors and executive
   officers as a group (nine persons)        2,919,665(8)              56.31%
--------------------
*    Less than 1%
(1) Includes options to purchase 192,140 shares.
(2) Includes options to purchase 5,000 shares.
(3) Includes options to purchase 101,290 shares.
(4) Includes options to purchase 15,000 shares.
(5) Includes options to purchase 177,360 shares.
(6) Includes options to purchase 72,950 shares.
(7) Includes options to purchase 10,000 shares.
(8) Includes options to purchase 675,030 shares.

                              ELECTION OF DIRECTORS
                                    (ITEM 1)

         The Company's Articles of Association currently provide for up to ten directors, each of whom is elected annually. The Board of Directors has nominated six persons to serve as directors. The following table shows each nominee's present position with the Company, the year in which he/she first was elected a director (each serving continuously since first elected) and his/her age. The nine nominees receiving the highest number of affirmative votes of the Common Shares voted at the Annual Meeting will be elected directors.


                                                                                                       DIRECTOR
NAME                            AGE    POSITION(S) WITH COMPANY                                          SINCE
--------------------------------------------------------------------------------------------------------------------
Ezra Cohen                      37     Chairman, President and Chief Executive                           1992
                                       Officer
Moises Ezra Cohen               70     Director                                                          1990
Ezra Homsany Gateno             37     Director                                                          1992
Enrique P. Lacs                 42     Vice President of Operations of Ezcony                            1997
                                       International Corporation and Director
Carlos N. Galvez                53     Acting Chief Financial Officer                                     --
Leonard J. Sokolow              41     Director                                                          1995

         Non-employee directors receive fees of $500 per month plus $250 for attendance at each Board and committee meeting. In addition they receive each year options for 5,000 Common Shares exercisable at the closing price on the date awarded.

         Certain biographical information concerning the Directors and Executive Officers of the Company as of March 31, 1999 is set forth below. Such information was furnished by them to the Company

EZRA COHEN

         Ezra Cohen has been President and Chief Executive Officer of the Company since January 1992. He became Chairman of the Company on April 30, 1996. Mr. Cohen has also been a director and President of Ezcony International Corporation, a subsidiary of the Company, since March 1988. Mr. Cohen was a director and President of Ezcony Trading Corporation, another subsidiary of the Company, from 1982 until March 1988. Mr. Cohen again became President of Ezcony Trading Corporation on April 30, 1996.

MOISES EZRA COHEN

         Moises Ezra Cohen was Chairman of the Board of the Company from January 1992 until April 30, 1996, and President of Ezcony Trading Corporation from March 1988 until April 30, 1996. Prior to December 1989, Mr. Cohen was owner and President of Novedades Toby, a group of consumer retail stores in Panama City, Panama.

EZRA HOMSANY GATENO

         Ezra Homsany Gateno has been President of J. Maloul e Hijos, a Panamanian distribution company, since January 1998. Ezra Homsany Gateno was Chief Operating Officer and Executive Vice President of the Company from January 1992 until June 1997. Mr. Homsany Gateno was a director and Executive Vice President of Ezcony International Corporation from March 1988 until June 1997. Mr. Homsany Gateno was a director and Vice President of Ezcony

Trading Corporation from 1982 until March 1988. Mr. Homsany Gateno was President of New World Interactive, Inc., a subsidiary of the Company, since its inception in December 1993 until June 1997.

ENRIQUE P. LACS

         Enrique P. Lacs was General Manager of Ezcony International Corporation from 1990 until January 1995 when he became Vice President of Operations. Mr. Lacs is responsible for the operations of Ezcony International Corporation.

LEONARD J. SOKOLOW

         Leonard J. Sokolow has been President of Union Atlantic, L C., a privately-held consulting and merchant banking group, since September 1996, and Chairman of the Board and President of The Americas Growth Fund, Inc., an investment company, from August 1994 until December 1998. Since August 1993, Mr. Sokolow has been President and Chief Executive Officer of Genesis Partners, Inc., a privately-held corporation that provides domestic and international investment banking and financial advisory services. From May 1988 to July 1993, Mr. Sokolow was employed by Windmere-Durable Holdings, Inc. (a public company engaged in the manufacture and distribution of personal care products and small household appliances) most recently as its Executive Vice President of Operations, Administration and Finance and General Counsel. Mr. Sokolow is a director of Catalina Lighting Inc., a public company engaged in the import and distribution of commercial and residential electrical lighting.

CARLOS N. GALVEZ

         Carlos N. Galvez served as Vice President of Finance and Administration of Atlantic Time, S.A., a Nevada corporation and subsidiary of Seiko Corporation of America in Mahwah, NJ. Mr. Galvez was responsible for marketing throughout Latin America from 1978 to 1995. Mr. Galvez joined Ezcony Trading Corporation as Finance Manager in September, 1996 and remains in that post today. He has handled the duties of Acting Chief Financial Officer since the resignation of Ana M. Menendez in September of 1998.

         The Company's directors hold office until the next Annual Meeting of shareholders or until their successors have been duly elected and qualified or their earlier resignation or removal.

                  Information Concerning the Board of Directors

         During 1998, the Board of Directors held four meetings. Each director attended at least 75% of the combined number of meetings of the Board and any committee of which he was a member except David Djemal and Daniel Homsany, who each attended 25% of such meetings.

         The Company has an Audit Committee of the Board of Directors, consisting of Michael G. Dowling, (Chairman) and Leonard J. Sokolow. The Audit Committee performs the following functions: review of financial statements, communication with independent accountants, review of the Company's internal accounting controls and recommendations to the Board of Directors as to selection of independent auditors. The Audit Committee did not have any meetings during the 1998 Fiscal Year.

         The Company has a Compensation Committee of the Board of Directors, consisting of Leonard J. Sokolow, Chairman of such Committee, and Michael G. Dowling. The duties of the Compensation Committee are as follows: to review and recommend to the Board of Directors the annual salary, bonus and other benefits of all executive officers of the Company and to review and submit to the Board of Directors recommendations concerning compensation, stock plans, and other benefits to Company executives and expense account policies.

         The Company has no standing nominating committee or other committee performing a similar function.

                        COMPENSATION COMMITTEE INTERLOCKS
               AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         Neither member of the Board's Compensation Committee, Michael G. Dowling and Leonard J. Sokolow, is now or has been an employee of the Company or any of its subsidiaries or has any relationship disclosed under "Certain Transactions" below.

                             EXECUTIVE COMPENSATION

Compensation of Directors and Executive Officers

         The following table shows the aggregate compensation paid or earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company whose salary and bonus compensation exceeded $100,000 for services rendered in all capacities during the year ended December 31, 1998.


                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                              ANNUAL COMPENSATION                       AWARDS
                             ----------------------------------------------------   ------------
                                                                                      SECURITIES
                                                                     OTHER ANNUAL     UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR            SALARY        BONUS     COMPENSATION      OPTIONS         COMPENSATION
---------------------------  ----            ------        -----     ------------      -------         ------------
Ezra Cohen                   1998          $ 310,000     $         0        0                0           $ 50,252(5)
Chief Executive Officer      1997          $ 180,192     $    87,500(2)     0                0           $ 16,320(4)
and President                1996          $ 156,920     $   158,779        0          192,140           $ 16,230(4)

Ezra Homsany Gateno          1998          $       0     $         0        0            5,000           $      0
                             1997          $  67,270(3)  $    39,496(3)     0            5,000           $  1,320(1)
                             1996          $ 134,547     $   140,294        0          177,360           $ 15,996(4)

David Djemal                 1998          $ 105,000     $         0        0                0           $ 43,227(5)
Vice President of Finance    1997          $  97,863     $    60,000(2)     0                0           $ 20,565(4)
and Operations Ezcony        1996          $  66,300     $   200,290        0          101,290           $ 20,565(4)
Trading Corporation

Daniel Homsany               1998          $ 105,000     $         0        0                0           $ 43,227(5)
Vice President of Marketing  1997          $  91,300     $    75,000(2)     0                0           $ 20,565(4)
and Sales Ezcony Trading     1996          $  66,300     $   200,290        0          101,290           $ 20,565(4)
Corporation

Enrique P. Lacs              1998          $ 145,000     $         0        0                0           $  9,726(1)
Vice President of Operations 1997          $  96,231     $    45,500(2)     0                0           $  1,020(1)
Ezcony International         1996          $ 117,427     $    21,000        0           46,950           $    600(1)
Corporation

-----------------------
(1)  Premiums on life insurance paid by the Company.
(2)  Earned in 1997 and paid during 1998.
(3) See below for payments due under the "Consulting/Non-Compete Agreement" which are not included in the amounts reported hereon.
(4) Includes $15,000 in return for personally guarantying certain loans made to the Company by its lenders and, the balance represents premiums on life insurance policies paid by the Company.
(5) Includes $30,000 in return for personally guaranteeing bank loans and life and health insurance.

         Ezra Homsany Gateno served as the Company's Chief Operating Officer and Executive Vice President until his resignation on June 18, 1997. Ezra Homsany Gateno resigned from the Company effective June 30, 1997, pursuant to a Termination Agreement (the "Consulting/Non-Compete Agreement"). Mr. Homsany Gateno continues to serve as a director of the Company and as a non-employee director receives the retainer and meeting fees normally paid to non-employee directors. The terms of the Consulting/Non-Compete Agreement provide for a consulting period beginning July 1, 1997 through December 31, 1999 during which Mr. Homsany Gateno serves as a consultant to the Company in exchange for a total compensation of $375,770 ($114,500 from July 1, 1997 through December 31, 1997, $146,170 from January 1, 1998 through December 31, 1998 and $114,500 from January 1, 1999 through December 31, 1999) and for the provision of health insurance benefits through June 30, 1998. The Consulting/Non-Compete Agreement also requires Mr. Homsany Gateno to (I) continue as a guarantor for certain of the Company's existing credit lines, (ii) execute a non-compete and confidentiality agreement covering a period through June 30, 2000, and (iii) fully vests him on his existing options waiving the requirement that he exercise the vested options within ninety days after his termination.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Shares, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater that 10% beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and representations that no other reports were required, the Company believes that for 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

             Compensation Committee Report on Executive Compensation

         Under rules established by the SEC, the Company is required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting the Company's executive officers during the past fiscal year. The report of the Compensation Committee is set forth below.

         The Compensation Committee, which is composed of the Company's two outside directors, has determined that compensation for executive officers should be linked to Company performance and, to a lesser extent, recognize an individual's contribution to a business unit and personal performance for the long-term success of the Company.

         In 1997, with the assistance of an outside consulting firm, the Compensation Committee developed a Strategic Compensation Program (the "Program") which established a performance management process linked to the Company's Strategic Plan. The Program is applicable to compensation policies for all executive officers, and there is no differentiation in application among the executive officers named in the compensation table.

         The 1998 compensation of the executive officers was established in April, 1998 under the Program, and comprised of a base salary, bonus payout computed on achievement of objective goals and the grant of stock options pursuant to the Company's stock option plan.

         The Compensation Committee determined the base salary based upon a number of factors. The most important factor in determining base salary was market comparison of similarly-situated officers in similarly-situated companies based on research and information supplied by the outside consulting firm to the Compensation Committee. Other factors that the Compensation Committee evaluated were the individual officer's contribution to the Company since its inception, as well as the officer's level of base salary in prior years, responsibilities and importance to the Company and accomplishments in relation to objective goals.

         While the Compensation Committee reviews each executive officer's performance against objective goals and in light of similarly-situated officers in similarly-situated companies, the review and analysis is somewhat subjective. Also, in connection with these reviews the Compensation Committee and the outside consulting firm considered the input of the Chief Executive Officer as to the performance of each of the other executive officers.

                         Information as to Stock Options

         Except for 5,000 shares of non-qualified Common Stock options granted to Ezra Homsany Gateno at an exercise price of $2.563 and which were exercisable beginning June 2, 1998, and expiring on December 1, 2002, there were no other stock options issued during 1998 to persons listed in the preceeding "Summary Compensation Table"

         The Company also maintains the 1992 Stock Option Plan (the "Plan"), which is intended to improve the Company's financial performance by providing long-term incentives to the Company's executive officers. The Company did not grant any stock options under the Plan in 1998.

                  Aggregated Fiscal Year End Option Value Table

         The following table sets forth certain information concerning (I) options exercised during 1998 by the Named Executive Officers and (ii) the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 1998, assuming a value per share of Common Stock of $2.00 (the closing sales price for the Common Shares as reported by the NASDAQ National Market). All options are currently exercisable.


                                                                 NUMBER OF SHARES                VALUE OF
                             NUMBER OF                               UNDERLYING                IN-THE-MONEY
                              SHARES                                UNEXERCISED                 UNEXERCISED
                            ACQUIRED ON             VALUE             OPTIONS                     OPTIONS
        NAME                 EXERCISE              REALIZED     AT DECEMBER 31, 1998        AT DECEMBER 31, 1998
--------------------     ----------------          --------     --------------------        --------------------
Ezra Cohen                       0                  $   0              192,140                   $16,705
David Djemal                     0                  $   0              101,290                   $14,255
Daniel Homsany                   0                  $   0              101,290                   $14,255
Enrique P. Lacs                  0                  $   0               72,950                   $10,400

                                PERFORMANCE GRAPH

         The following graph compares the year-end total return of the Company's Common Shares with the NASDAQ Stock Market Index and the Ibbotson Small Company Index from the close on December 31, 1993 to December 31, 1998, assuming a hypothetical initial value of $100. The Company has chosen to use the Ibbotson Small Company Index because its business profile does not fit into any published industry or line-of-business index. Moreover, the Company, which is a wholesale distributor of consumer electronics in Latin America, does not have a peer group of publicly traded companies. There are a number of companies that are wholesale distributors of computers and computer products in the United States, however, the Company believes that these companies are not comparable to the Company and do not form a peer group. The Ibbotson Small Company Index is a market value weighted index of the ninth and tenth decile market capitalization New York Stock Exchange stocks plus stocks listed on the American Stock Exchange and traded over-the-counter with the same or less capitalization as the upper bound of the New York Stock Exchange's ninth decile.


                                            12/93       12/94       12/95        12/96         12/97        12/98
                                         ----------- ----------- ----------- ------------- ------------- -----------
Ezcony Interamerica, Inc.      EZCOF        $100.00     $ 95.00     $ 35.00      $  51.00      $  56.00    $   4.00
NASDAQ Stock Market (U.S.)      INAS        $100.00     $ 98.00     $138.00      $ 170.00      $ 208.00    $ 294.00
Ibbotson Small Company          IIBB        $100.00     $103.00     $139.00      $ 163.00      $ 200.00    $ 186.00

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 2)

         The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of McClain & Company, L.C. to serve as independent auditors of the Company for the fiscal year ending December 31, 1999, subject to ratification of this appointment by the shareholders of the Company.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

         Any shareholder who intends to submit a proposal for consideration at the 2000 Annual Meeting of Shareholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Secretary by December 15, 1999. All proposals should be addressed to the Secretary.

                                 OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the Annual Meeting other than as set above. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy thereon in accordance with their judgement.

                                  MISCELLANEOUS

         The Company will bear the cost of the solicitation of proxies on behalf of the Company. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting materials to their principals and will reimburse them for their reasonable out-of-pocket expenses.

                                              By Order of the Board of Directors

                                              /S/EZRA COHEN
                                              ----------------------------------
                                              Ezra Cohen
                                              President

Road Town, Tortola
British Virgin Islands
May 17, 1999

                            EZCONY INTERAMERICA INC.
                               CRAIGMUIR CHAMBERS
                                   P.O. BOX 71
                               ROAD TOWN, TORTOLA
                             BRITISH VIRGIN ISLANDS

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 1999

         The undersigned hereby appoints Ezra Cohen and Ezra Homsany Gateno, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the Common Shares of Ezcony Interamerica Inc. held of record by the undersigned on May 7, 1999 at the Annual Meeting of Shareholders to be held June 8, 1999 or any adjournment or postponement thereof.

                                (SEE OTHER SIDE)

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


1.       ELECTION OF DIRECTORS


FOR all nominees            WITHHOLD
(except as marked to the    AUTHORITY to vote for
contrary)                   all nominees listed
          [ ]                             [ ]

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Ezra Cohen, Moises Ezra Cohen, Ezra Homsany Gateno, Enrique Lacs,
Carlos N. Galvez, Leonard J. Sokolow

2. To ratify the appointment of McClain & Company, L.C. as the Company's independent auditors for the year ending December 31, 1999.

                       FOR          AGAINST          ABSTAIN
                       [ ]            [ ]              [ ]

3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTORS LISTED.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, personal representative, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

__________________________________________
Signature

__________________________________________
Signature if held jointly

DATED: _____________________________, 1999

PLEASE MARK, SIGN, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

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